FORM 8-K
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 12, 2007

                          CHINA DIGITAL WIRELESS, INC.
             (Exact name of registrant as specified in its charter)
                         -----------------------------


          Nevada                        000-12536               90-0093373
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                              Services-Business Services,
        0000721693                     NEC [7389]                   06628887
   (Central Index Key)    (Standard Industrial Classification)   (Film Number.)



                               429 Guangdong Road
                                 Shanghai 200001
                           People's Republic of China
          (Address of principal executive offices, including zip code)

                                (86-21) 6336-8686
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)
                         -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

a)   Previous independent registered public accounting firm

On January 2, 2007, Grobstein, Horwath & Company LLP ("GHC") informed the Company by written letter that it was resigning as the certifying accounting firm for the Company and its subsidiaries effective immediately.

GHC's audit report of the Company's consolidated financial statements for the past two (2) years (Fiscal Year 2004 ending December 31, 2004 and Fiscal Year 2005 ending December 31, 2005) did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles

At no time during the period that GHC was the Company's certifying accountant were there any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of such disagreements in connection with its report on the Company's financial statements.

In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company's two most recent fiscal years and the subsequent interim period through the date of GHC's resignation.

The Company provided GHC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that GHC furnish a letter addressed to the Commission stating whether or not GHC agrees with the statements noted above. A copy of GHC's letter responding to that request, dated January 12,2007, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  New independent registered public accounting firm

Effective January 12, 2007 the Company's board of directors approved the selection of Zhong Yi (Hong Kong) C.P.A. Company Limited as its independent registered public accounting firm.

During the Company's two most recent fiscal years and the interim period through the date of this report, neither the Company nor anyone on its behalf has consulted with Zhong Yi (Hong Kong) C.P.A. Company Limited regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits
(d)  Exhibits

Exhibit No.                             Description
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    16.1      Letter from Grobstein, Horwath & Company LLP to the Securities and
              Exchange Commission Dated on January 12, 2007.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       China Digital Wireless, Inc.

Date: January 12, 2007
                                                    /s/Tai Caihua
                                       -----------------------------------------
                                                     Tai Caihua
                                                     President

                                  EXHIBIT INDEX

 Exhibit No.  Description
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    16.1      Letter from Grobstein, Horwath & Company LLP to the Securities and
              Exchange Commission Dated on January 12, 2007.